UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2019

FOCUS FINANCIAL PARTNERS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38604	47-4780811
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

825 Third Avenue, 27th Floor New York, NY 10022
(Address of principal executive offices) (Zip Code)

(646) 519-2456
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01                   Regulation FD Disclosure.

The 2019 annual meeting of stockholders (the “2019 Annual Meeting”) of Focus Financial Partners Inc. (the “Company”) will be held on Tuesday, May 28, 2019. The deadline for receipt of stockholder proposals for inclusion in the Company’s proxy statement and form of proxy for the 2019 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will be March 22, 2019.

As the 2019 Annual Meeting date is not greater than 30 days before or greater than 60 days after May 1, 2019, the deadline for receipt of notice of a stockholder proposal or director nomination pursuant to the Company’s Amended and Restated Bylaws (the “Bylaws”) will remain as disclosed in the Bylaws, or January 1, 2019, which is the 120th day prior to May 1, 2019. Thus, the deadline by which notice of a stockholder proposal or director nomination must have been received at the Company’s executive offices to be considered timely has passed.

The information in this Current Report being furnished pursuant to Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOCUS FINANCIAL PARTNERS INC.

	By:	/s/ J. Russell McGranahan
J. Russell McGranahan
General Counsel

Dated: February 27, 2019

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